NEUBERGER BERMAN EQUITY FUNDS(R)
      INVESTOR CLASS SHARES

SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 17, 2001

NEUBERGER BERMAN TECHNOLOGY FUND(R)

The Board of Trustees of Neuberger Berman Equity Funds has approved a plan of reorganization and termination under which Neuberger Berman Technology Fund will transfer all of its assets to Neuberger Berman Century Fund in exchange for shares of Century Fund and its assumption of Technology Fund's liabilities. Technology Fund shareholders will receive shares of Century Fund equal in value to their shares in Technology Fund, and Technology Fund will cease operations. The reorganization is expected to take place after the close of business on August 2, 2002.

The reorganization is expected to be a tax-free transaction, which means that Technology Fund shareholders will not recognize any gain or loss on their receipt of Century Fund shares. More information about the reorganization will be provided to Technology Fund shareholders in an information statement that will be mailed on or about June 7, 2002 and made available on our website at www.nb.com.

Technology Fund will stop the sales of its shares, whether by purchase or exchange, after the close of business on June 21, 2002. Existing shareholders of Technology Fund will be able to redeem or exchange their Technology Fund shares from June 21, 2002, through the closing of the reorganization without incurring a redemption or exchange fee.

The date of this supplement is June 7, 2002.


                                     NEUBERGER BERMAN
                                     Neuberger Berman Management Inc.
                                     605 Third Avenue 2nd Floor
                                     New York, New York 10158-0180